Exhibit 99.2

Project Sunburst Investor Presentation

2 GALAXY PROJECT SUNBURST Disclaimer This presentation is being delivered to a limited number of parties for discussion purposes only and shall not form the basis for or be relied on in connection with any contractually binding commitment . By accepting this presentation, each recipient agrees (i) to maintain the strict confidentiality of all information that is contained in this presentation and not already in the public domain and not to photocopy, reproduce or distribute such information in whole or in part to any other persons at any time without the prior written consent of each of Galaxy, Jump Crypto and Multicoin (collectively, the “Sponsors”), and Cantor Fitzgerald & Co . and Galaxy Digital Partners LLC (the “Placement Agents”) and (ii) to use this presentation for information purposes only, and not for any other purpose including, without limitation, to trade, or induce any other person to trade, any securities, digital assets or other instruments . Access to this presentation does not create any contractual or fiduciary relationship between the Sponsors (or the Placement Agents) and the recipient . This presentation is being furnished solely to “accredited investors” (as defined in Rule 501 (a)(1), (2), (3) or (7) under Regulation D promulgated pursuant to the U . S . Securities Act of 1933 , as amended (the “Securities Act”)) with sufficient knowledge and experience in investment, financial and business matters and the capability to conduct their own due diligence investigation and evaluation . This presentation has been prepared by the Sponsors solely for informational purposes . This presentation does not constitute an offer to sell or issue or the solicitation of an offer to buy or acquire securities of TargetCo (as defined below) in any jurisdiction or an inducement to enter into investment activity, nor may it or any part of it form the basis of or be relied on in connection with any contract or commitment whatsoever . Specifically, this presentation does not constitute a “prospectus” within the meaning of the Securities Act, nor does it constitute a “prospectus” under Regulation (EU) 2017 / 1129 (the “Prospectus Regulation”), nor under the Prospectus Regulation as it forms part of UK domestic law by virtue of the European Union (Withdrawal) Act 2018 ) (the “UK Prospectus Regulation”) . This presentation does not contain all relevant information relating to TargetCo or its securities, particularly with respect to the risks and special considerations involved with an investment in the securities of TargetCo . No securities of TargetCo may be offered or sold without registration under the Securities Act or an exemption from the registration requirements of the Securities Act . ANY SECURITIES TO BE OFFERED IN ANY TRANSACTION CONTEMPLATED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT, OR ANY APPLICABLE STATE OR FOREIGN SECURITIES LAWS . ANY SECURITIES TO BE OFFERED IN ANY TRANSACTION CONTEMPLATED HEREBY HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION (THE “SEC”), ANY STATE SECURITIES COMMISSION OR OTHER UNITED STATES OR FOREIGN REGULATORY AUTHORITY AND WILL BE OFFERED AND SOLD SOLELY IN RELIANCE ON THE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS PROVIDED BY THE SECURITIES ACT AND RULES AND REGULATIONS PROMULGATED THEREUNDER . Certain information contained in this presentation was obtained from various sources, including third parties, and has not been independently verified . No representation, warranty or undertaking, express or implied, is made by the Sponsors, TargetCo or the Placement Agents as to, and no reliance should be placed on, the fairness, accuracy, completeness, correctness or reasonableness of the information or the sources presented or contained herein . By attending this presentation, you acknowledge and agree that none of the Sponsors, the Placement Agents or any of their respective affiliates, shareholders, directors, employees, agents, advisors, representatives or underwriters will be liable (in negligence or otherwise) for any loss howsoever arising from any use of this presentation or its contents or otherwise arising in connection with the presentation . This presentation speaks as of the date hereof . The information presented or contained in this presentation is subject to change without notice . Neither the delivery of this presentation nor any further discussions of the Sponsors, or any of their affiliates, shareholders, directors, employees, agents, advisors, representatives or underwriters with any of the recipients shall, under any circumstances, create any implication that there has been no change in the affairs of the Sponsors since that date . The recipient acknowledges that it is (a) aware that the United States securities laws prohibit any person who has material, non - public information concerning a company from purchasing or selling securities of such company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities, and (b) familiar with the Securities Exchange Act of 1934 , as amended, and the rules and regulations promulgated thereunder (collectively, the “Exchange Act”), and that the recipient will neither use, nor cause any third party to use, this presentation or any information contained within in contravention of the Exchange Act, including, without limitation, Rule 10 b - 5 thereunder . The securities described herein have not been registered under the Securities Act and may not be offered or sold absent registration or an applicable exemption from the registration requirements of the Securities Act . For a description of the risks relating to an investment in TargetCo in connection with an offering of securities, we refer you to “Risk Factors” on Slide 11 of this presentation and, when TargetCo has been identified, the risk factors discussed in documents that TargetCo has filed, or will file, with the SEC . This presentation includes forward - looking statements . These forward - looking statements generally can be identified by the use of words such as “anticipate,” “expect,” “plan,” “could,” “may,” “will,” “believe,” “estimate,” “forecast,” “goal,” “project,” and other words of similar meaning . These forward - looking statements address various matters including statements relating to the anticipated benefits and timing of the completion of the proposed offering and related transactions, the intended use of proceeds from the offering, the assets to be held by TargetCo, the expected future market, price and liquidity of the digital assets TargetCo acquires, the macro and political conditions surrounding digital assets, TargetCo’s plan for value creation and strategic advantages, market size and growth opportunities, regulatory conditions, competitive position and the interest of other corporations in similar business strategies, technological and market trends, future financial condition and performance and the expected financial impacts of the proposed transactions described herein . Each forward - looking statement contained in this presentation is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statement . Applicable risks and uncertainties include, among others, the risk that the proposed transactions described herein may not be completed in a timely manner or at all ; failure to realize the anticipated benefits of the transactions and the proposed digital asset treasury strategy ; changes in business, market, financial, political and regulatory conditions ; risks relating to TargetCo’s operations and business, including the highly volatile nature of the price of Solana and other cryptocurrencies ; the risk that TargetCo’s stock price may be highly correlated to the price of the digital assets that it holds ; risks related to increased competition in the industries in which TargetCo does and will operate ; risks relating to significant legal, commercial, regulatory and technical uncertainty regarding digital assets generally ; risks relating to the treatment of crypto assets for U . S . and foreign tax purpose, as well as those risks and uncertainties identified on Slide 11 of this presentation and, when TargetCo has been identified, the risk factors discussed in documents that TargetCo has or may file with the SEC . Investors, potential investors, and others should give careful consideration to these risks and uncertainties . Investors should not place considerable reliance on the forward - looking statements contained in this presentation . The forward - looking statements in this presentation speak only as of the date of this document, and we undertake no obligation to update or revise any of these statements .

3 GALAXY PROJECT SUNBURST Disclaimer (cont.) Recipients in the United Kingdom The content of this presentation has not been approved by an authorized person within the meaning of the Financial Services and Markets Act 2000 (as amended, the “FSMA”). In the United Kingdom, this presentation is directed only at persons who are “qualified investors” (as defined in the UK Prospectus Regulation) who are (i) investment professionals falling within Article 19 (5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (as amended, the “Order”), (ii) persons referred to in Article 49 (2) (a) to (d) of the Order (high net worth entities, non - registered associations, etc . ) or (iii) persons to whom an invitation or inducement to engage in investment activity (within the meaning of section 21 of the FSMA in connection with the issue or sale of any securities may otherwise lawfully be communicated or caused to be communicated (all such persons above being referred to as “relevant persons”) . This presentation is directed only at relevant persons and must not be acted on or relied on by persons who are not relevant persons . Any investment or investment activity to which this presentation relates is available only to relevant persons and will be engaged in only with relevant persons . Any person who is not a relevant person should not act or rely on this presentation or any of its contents . UK MiFIR professionals/ECPs only – Manufacturer target market (UK MiFIR product governance) is eligible counterparties and professional clients only (all distribution channels) and is not intended for retail investors . For these purposes, a retail investor means a person who is one (or more) of : (i) a retail client as defined in point (8) of Article 2 of Regulation (EU) No 2017 / 565 as it forms part of domestic law in the United Kingdom by virtue of the European Union (Withdrawal) Act 2018 (the “EUWA”) ; or (ii) a customer within the meaning of the provisions of the FSMA and any rules or regulations made under the FSMA to implement Directive (EU) 2016 / 97 , where that customer would not qualify as a professional client as defined in point (8) of Article 2 (1) of Regulation (EU) No 600 / 2014 as it forms part of domestic law in the United Kingdom by virtue of the EUWA ; or (iii) not a qualified investor as defined in Article 2 of the UK Prospectus Regulation . Recipients in the European Economic Area The information contained in this presentation is only addressed to and directed at persons in member states of the European Economic Area (each a “Relevant State”) who are “qualified investors” as defined in the Prospectus Regulation . The information contained in this presentation must not be acted on or relied on in any Relevant State, by persons who are not qualified investors . Any investment or investment activity to which this presentation relates is available only to or will be engaged in only with qualified investors in any Relevant State . MiFID II professionals/ECPs only – Manufacturer target market (MIFID II product governance) is eligible counterparties and professional clients only (all distribution channels) and is not intended for retail investors . For these purposes, a retail investor means a person who is one (or more) of : (i) a retail client as defined in point (11) of Article 4 (1) of Directive 2014 / 65 /EU (as amended, “MiFID II”) ; or (ii) a customer within the meaning of Directive (EU) 2016 / 97 (as amended, the “Insurance Distribution Directive”), where that customer would not qualify as a professional client as defined in point (10) of Article 4 (1) of MiFID II ; or (iii) not a qualified investor as defined in the Prospectus Regulation . Recipients in Switzerland Any securities to be offered or advertised under this presentation and any other offering material or document may only be distributed or otherwise made available in Switzerland to qualified investors as defined in the Swiss Collective Investment Scheme Act (“CISA”) and its implementing ordinance, as amended, and the most current practice of the Swiss Financial Market Supervisory Authority FINMA (“Qualified Investor(s)”), excluding high - net - worth private clients and private investment structures established for them who have declared that they wish to be treated as professional clients (opting out) pursuant to Art . 5 (1) of the Swiss Federal Act on Financial Services of 15 June 2018 (“FinSA”) and who have no asset management or advisory relationship with a financial intermediary pursuant to Art . 10 ( 3 ter) CISA . Investors do not benefit from the specific investor protection provided by CISA and the supervision by the FINMA in connection with the approval for offering . No key information document according to the FinSA or any equivalent document under the FinSA has been or will be prepared in relation to the securities, and, therefore the securities may not be offered or recommended to private clients within the meaning of the FinSA in Switzerland . For these purposes, a private client means a person who is not one (or more) of the following : (i) a professional client as defined in Art . 4 (3) FinSA (not having opted in on the basis of Art . 5 (5) FinSA) ; or (ii) an institutional client as defined in Art . 4 (4) FinSA ; or (iii) a private client with an asset management agreement according to Art . 58 (2) FinSA . In particular, any offering to private clients under a permanent advisory agreement within the meaning of Art . 10 ( 3 ter) CISA, despite their categorisation as Qualified Investor, is prohibited . This presentation and any accompanying supplement do not constitute an issue prospectus within the meaning of, and has been prepared without regard to the disclosure standards for issue prospectuses under the FinSA or the disclosure standards for listing prospectuses under the listing rules of any stock exchange or regulated trading facility in Switzerland . Recipients in the United Arab Emirates (not applicable for the Dubai International Financial Centre and Abu Dhabi Global Market) The potential investment and securities to which this presentation relates have not been approved or licensed by the UAE Securities and Commodities Authority (“SCA”) or any other relevant licensing authorities in the United Arab Emirates (“UAE”) and accordingly does not constitute a public offer of securities in the UAE in accordance with Federal Law No . 32 of 2021 Concerning Commercial Companies (as amended), SCA Board of Directors Resolution No . 13 B . C of 2021 on the Regulations Manual of the Financial Activities and Status Regularization Mechanisms (the “SCA Rulebook”) or otherwise . Accordingly, such securities may not be offered to the public in the UAE . This presentation is strictly private and confidential and is being issued to a limited number of investors: (i) who fall within the exemptions set out in the SCA Rulebook (i.e. Professional Investors or federal government, the local governments, the federal and local governmental corporations or authorities, or the companies that are wholly owned by any of them) and have confirmed the same; (ii) upon their request and confirmation that they understand that the securities and the interests have not been approved or licensed by or registered with the SCA or any other relevant licensing authorities or governmental agencies in the UAE; and (iii) must not be provided to any person other than the original recipient, and may not be reproduced or used for any other purpose.

4 GALAXY PROJECT SUNBURST Disclaimer (cont.) Recipients in the Dubai International Financial Centre (not applicable for the United Arab Emirates and Abu Dhabi Global Market) The potential investment and securities to which this presentation relates is not subject to any form of regulation or approval by the Dubai Financial Services Authority (“DFSA") . This presentation is intended for distribution only to Professional Clients (as defined by the DFSA) who are not natural persons . It must not be delivered to, or relied on by, any other person . The DFSA has no responsibility for reviewing or verifying this presentation or other documents in connection with the securities or investment contemplated by this presentation . Accordingly, the DFSA has not approved this presentation or any other associated documents nor taken any steps to verify the information set out in this presentation, and has no responsibility for it . The potential investment and securities to which this presentation relates may be illiquid and/or subject to restrictions on their resale . Prospective purchasers of such securities should conduct their own due diligence on the securities . If you do not understand the contents of this presentation you should consult an authorized financial adviser . In relation to its use in the Dubai International Financial Centre, this presentation is strictly private and confidential and is being distributed to a limited number of investors and must not be provided to any person other than the original recipient, and may not be reproduced or used for any other purpose . The interests in the securities to which this presentation relates may not be offered or sold directly or indirectly to the public in the Dubai International Financial Centre . Recipients in the Abu Dhabi Global Market (not applicable for the United Arab Emirates and the Dubai International Financial Centre) The potential investments to which this presentation relates is an Exempt Offer in accordance with the Market Rules of the ADGM Financial Services Regulatory Authority . This presentation is intended for distribution only to Persons of a type specified in the Market Rules . It must not be delivered to, or relied on by, any other Person . The ADGM Financial Services Regulatory Authority has no responsibility for reviewing or verifying any documents in connection with Exempt Offers . The ADGM Financial Services Regulatory Authority has not approved this presentation nor taken steps to verify the information set out in it, and has no responsibility for it . The securities to which this presentation relates may be illiquid and/or subject to restrictions on their resale . Prospective purchasers of the securities offered should conduct their own due diligence on the securities . If you do not understand the contents of this presentation, you should consult an authorized financial advisor . Recipients in Hong Kong This presentation is provided from outside Hong Kong on a strictly private basis and for information purpose only . This presentation may be amended, superseded, or replaced in its entirety by subsequent material . Although the information has been compiled or arrived at from sources believed to be reliable, no representation is made as to their accuracy or completeness . This presentation has been prepared to be distributed only to persons identified under paragraphs (a) to (h) of the definition of “professional investor” in Part 1 of Schedule 1 to the Securities and Futures Ordinance (Cap . 571 of the Laws of Hong Kong) in Hong Kong . This presentation does not constitute an invitation to the Hong Kong public or a prospectus, notice, circular, brochure, advertisement or other document offering to sell or inviting offers to acquire, purchase or subscribe for any securities, digital assets or any other instrument to the public in Hong Kong or calculated to invite such offers or inducing or intended to induce subscription for or purchase of any securities, digital assets or other instruments to the public in Hong Kong . The contents of this presentation have not been reviewed by any regulatory authority in Hong Kong . You are advised to exercise caution in relation to any offer . If you have any doubt about any of the content of this presentation , you should obtain independent professional advice .

5 GALAXY | PROJECT SUNBURST

Sunburst Mission and Strategy

Sunburst is expected to be an industry leading treasury company that is dedicated to owning and accumulating SOL, generating organic SOL-based income, and progressing the Solana ecosystem through technology development and capital deployment

Phase I – TODAY
Launch and Capital Formation

Consortium of leading Solana market participants

✓ Galaxy, Jump Crypto and Multicoin will contribute an aggregate of at least $300 million of equity

Public company ("TargetCo") already identified / engaged

✓ Targeting a public vehicle that already has an active Form S-3 shelf on file, which can be utilized to allow for future financings quickly after launch

Galaxy to provide public company corporate services through Professional Services Agreement (at cost)[1]

✓ Phase 1 is expected to allow Sunburst to launch with at least $1.65 billion of base capital, trade as a well-known seasoned issuer ("WKSI"), and have a chance to quickly raise accretive base capital

✓ The Asset Management Agreement and Professional Services Agreement are expected to be entered into at the closing of this offering. Galaxy will be acting as the Asset Manager, receiving a 60bps fee per year for 3 years.

Phase II – 0-6 MONTHS
Initial Capital Deployment & Strategy

Deploy Accretive SOL-Generating Strategies [2]

✓ TargetCo to enter into an Asset Management Agreement to actively manage the SOL Treasury with Galaxy, a registered investment advisor with 8+ years of sophisticated risk management experience[1]


Sponsor Enhanced APY
Trade dependent
Staked Assets as collateral
Sponsors proprietary trading and infrastructure enhancements
Block Rewards
Jito MEV
Inflation
Traditional Validator Services
DoubleZero
Networking Layer

✓ White-label Sponsor(s) proprietary Solana validator infrastructure along with other vertically integrated DeFi trading technology to generate above staking rate APYs

✓ Validators to utilize DoubleZero connected datacenters

✓ Deploy SOL into various opportunistic strategies to generate above stake rate returns including:

- Lending
- Derivatives
- DeFi Liquidity Provision
- DeFi Trading Strategies

Phase III – Expanded Ecosystem Development

✓ Strategic Acquisitions of Solana ecosystem teams and technology

✓ Fund builder teams at "The Pit" (Chicago) and a newly- established developer house in NYC

galaxy | jump_ | Multicoin Capital

[1] No definitive or binding agreements have been entered into as of the date of this presentation. The Asset Management Agreement and Professional Services Agreement are expected to be entered into at the closing of this offering

[2] Graphic for illustrative purposes only and should not be a guarantee of future performance

6 GALAXY Sunburst Flywheel Effect PROJECT SUNBURST Following the close of the capital raise, we expect Sunburst to be well - positioned to generate SOL - based revenue, supported by approximately $ 1 . 65 billion in common equity raised through the PIPE 1 Beyond their capital investment, Galaxy, Jump Crypto and Multicoin will bring significant strategic value by utilizing their leading platforms to provide corporate and operational support to the pro forma Company 2 3 As the number of SOL - based treasuries grows, TargetCo intends to leverage its expertise to pursue accretive acquisitions within the ecosystem 4 Capital Contribution Strategic Relationships Capital Markets Strategy Ecosystem Expansion An integral element of the Sunburst strategic flywheel will involve future financings designed to increase public float and drive upward momentum in mNAV

7 GALAXY Treasury Deployment Maintain dynamic asset allocation to maximize SOL - denominated returns while managing risk Trading Strategies Execute opportunistic market making, arbitrage and yield - enhancing strategies using proprietary infrastructure DeFi Participation Provide liquidity and earn yield through trading and market - making across leading Solana protocols We believe Sunburst is well - positioned to drive sustained revenue growth while maintaining strong risk management capabilities by leveraging: • Robust multi - layered risk framework covering market, credit, liquidity, and operational exposures • Proprietary risk analytics and stress - testing applied across digital assets and DeFi strategies PROJECT SUNBURST Lending Deploy OTC lending strategies with conservative collateralization and counterparty risk controls Staking Capture rewards from inflation, Jito MEV, and validator block rewards Sunburst Revenue Generation and Risk Management

8 GALAXY | PROJECT SUNBURST

Proven Leadership in the Solana Ecosystem

galaxy	❖ Galaxy is one of the largest Solana validators, a leader in blockchain infrastructure and is also a network contributor to DoubleZero - a decentralized global fiber network built for high performance distributed systems and blockchains including Solana
jump_	❖ Jump Crypto is developing Firedancer, a second high performance validator client for Solana to increase its networking throughput, resilience, and efficiency ❖ The firm is also a core engineering and networking contributor to DoubleZero
Multicoin Capital	❖ Multicoin Capital, an SEC-registered investment advisor founded in 2017 with $3bn+ AUM, is widely recognized as one of the leading crypto VCs, and is a pre-eminent investor in the space having invested in 25+ teams in the Solana ecosystem ❖ The firm led the seed round of Solana at $0.04, and is currently active in shaping law and crypto policy in Washington DC

galaxy | jump_ | Multicoin Capital

9 GALAXY Experienced Solana Ecosystem Team TargetCo Management will be comprised of the leading investing and technology professionals within the Solana ecosystem Sponsor Team Management Team PROJECT SUNBURST Christopher Ferraro Board Observer Saurabh Sharma Board Observer Kyle Samani Chairman

10 GALAXY % Ownership Shares (M) 90.1% 89.2 PIPE Investors 5.4% 5.4 Sponsor Promote 4.5% 4.5 Existing Shareholders Attractive Entry Point Into a Clean Vehicle PROJECT SUNBURST Capital Raise Overview ▪ Ford Industries Inc. / FORD Ticker / Issuer ▪ Nasdaq Stock Market Exchange ▪ Common Equity Capital Raise Type ▪ $1.65B of common equity Size ▪ $18.50 per share Equity PIPE Terms ▪ 1.15x mNAV Implied PIPE mNAV ▪ Primarily to purchase SOL, additional uses include financing strategic transactions, working capital and transaction costs Use of Proceeds ▪ 50% of PIPE shares will be freely tradable upon the effectiveness of the resale registration statement, and 50% will be subject to a 30 - day lock - up post the effectiveness of the resale registration statement Lock - Up ▪ Filing of resale registration statement within 30 days of issue date covering registration of PIPE shares Registration Rights ▪ Galaxy Asset Manager Pro Forma Economic Ownership $1,650.0 Total Equity Raise $85.0 Transaction Expenses $34.0 Existing Cash (1) $1,599.0 Solana Treasury Deployment 1.15x Implied mNAV 1 2 3 Implied mNAV 1 2 3 (1) Includes $33m of cash to be received in exchange for the purchase of shares by the existing investor (C/M) that may be acquired upon deal announcement

11 GALAXY PROJECT SUNBURST Galaxy, Jump Crypto & Multicoin Capital Sponsors The post - closing composition of TargetCo’s Board of Directors and Management Team will be mutually determined by the Sponsors and existing management, subject to any applicable shareholder approval Governance In connection with the acquisition of the Equity PIPE shares, at the time of transaction closing, the Sponsors will receive an equity grant in the form of Shares and /or Pre - Funded Warrants equivalent to 6.0% of the Equity PIPE shares Initial Equity Grant In connection with the acquisition of the Equity PIPE shares, at the time of transaction closing, the Sponsors will be issued warrants to acquire up to 15.0% of the Equity PIPE Shares in three separate tranches on the following economic terms: • Tranche #1: 5.0% of the Equity PIPE shares, released if the TargetCo stock trades at 1.5x the issuance price for 20 out of 30 trading days following the effectiveness of the resale registration statement and expiration of the 30 - day lock - up of the PIPE shares • Tranche #2: 5.0% of the Equity PIPE shares, released if the TargetCo stock trades at 2.0x the issuance price for 20 out of 30 trading days following the effectiveness of the resale registration statement and expiration of the 30 - day lock - up of the PIPE shares • Tranche #3: 5.0% of the Equity PIPE shares, released if the TargetCo stock trades at 2.5x the issuance price for 20 out of 30 trading days following the effectiveness of the resale registration statement and expiration of the 30 - day lock - up of the PIPE shares Sponsors Warrant Coverage Any equity issued to the Sponsors in the Initial Equity Grant will be subject to a lockup until the earlier of: One year from issuance or 6 months from issuance if the VWAP is 150% of the Issuance Price for 20 out of 30 trading days Sponsors Initial Equity Grant Lock - Up Any PIPE shares the Sponsors receive will be subject to a 6 month lock - up following the effectiveness of the resale registration statement Sponsor PIPE Contribution Lock - Up The shares underlying the warrants issued to the Sponsors will be subject to a 6 month lock - up following the effectiveness of the resale registration statement Sponsor Warrant Lock - Up Sponsors and Structure

12 GALAXY Risk Factors PROJECT SUNBURST Participating in this transaction and investing in TargetCo involves a high degree of risk. Certain factors may have a material adverse effect on the business, financial condition and results of operations of TargetCo and your potential investment in TargetCo. Once TargetCo is identified, you should also read the risk factors disclosed in TargetCo’s SEC filings. The risks that are currently applicable to TargetCo’s business may not be all the risks TargetCo may face, and additional or unknown risks may also become important factors that materially adversely affect TargetCo’s business going forward. Risks Related to the Expected Digital Asset Business, Solana Strategy and Holdings • TargetCo is expected to use the net proceeds from the proposed offering to purchase digital assets, including Solana tokens, the price of which has been, and will likely continue to be, highly volatile. TargetCo’s operating results and share price may significantly fluctuate, including due to the highly volatile nature of the price of such digital assets and erratic market movements. • Solana tokens and other digital assets are novel assets, which will expose TargetCo to significant legal, commercial, regulatory and technical uncertainty, which could materially adversely affect TargetCo’s financial position, operations and prospects. • The regulatory regime for digital assets in the U.S. and elsewhere is uncertain. TargetCo may be unable to effectively react to proposed legislation and regulation of digital assets, which could adversely affect its business. • Certain of the Sponsors and their affiliates have been, and may continue to be, the subjects of legal and regulatory proceedings and investigations. For example, Galaxy Digital Inc. agreed to pay $200 million as part of an agreement with the New York Attorney General to resolve civil claims related to certain investments, trading, and public statements made in connection with the LUNA digital asset from late 2020 to 2022. Additionally, Multicoin Capital Management, LLC and its managing partner Kyle Samani have been named as co - defendants along with Solana Labs and the Solana Foundation in ongoing class - action litigation related to the promotion and sale of Solana tokens. Certain of these matters have involved, among other things, allegations of market manipulation, improper marketing practices and misrepresentations, as well as unregistered securities offerings with respect to Solana tokens and other cryptocurrencies. Any adverse outcome in these proceedings or other future litigation or regulatory inquiries could negatively affect public perception of the Sponsors, TargetCo, and Solana itself, which could constrain trading activity and suppress the price and liquidity of Solana tokens. Any such development could materially and adversely affect the value of our digital asset treasury, the market price of TargetCo stock and our ability to execute on our digital asset treasury strategy. • Changes in regulatory interpretations could require TargetCo to register as a money services business or money transmitter, leading to increased compliance costs or operational shutdowns. • If any of the digital assets that TargetCo holds are classified as a security, TargetCo may be subject to extensive regulation, which could result in significant costs or force us to cease certain operations. • The classification of digital assets that TargetCo holds as a commodity could subject it to additional CFTC regulation, resulting in significant compliance costs or the cessation of certain operations. • TargetCo is not subject to legal and regulatory obligations that apply to investment companies such as mutual funds and exchange - traded funds, or to obligations applicable to investment advisers. • Due to the unregulated nature and lack of transparency surrounding the operations of many digital asset trading venues, digital asset trading venues experience greater risk of fraud, market manipulation and other deceptive marketing practices, as well as security failures or regulatory or operational problems than trading venues for more established asset classes, which may result in a loss of confidence in digital asset trading venues and adversely affect the value of digital assets and TargetCo’s financial position, operations and prospects. • Our historical financial statements do not reflect the potential variability in earnings that TargetCo may experience in the future relating to our proposed holdings of digital assets. Accordingly, it will be difficult to evaluate TargetCo’s business and future prospects, and TargetCo may not be able to achieve or maintain profitability in any given period. • Digital asset holdings are less liquid than cash and cash equivalents and may not be able to serve as a source of liquidity for TargetCo to the same extent as cash and cash equivalents. • Digital asset lending arrangements may expose TargetCo to risks of borrower default, operational failures and cybersecurity threats. • The reliance on open - source code by digital asset networks exposes TargetCo to risks related to competitive networks and products build on such code, the failure of individuals to maintain that code, and discovery of security vulnerabilities that could threaten the ability of such networks to operate. • The lack of legal recourse and insurance for digital assets increases the risk of total loss in the event of theft or destruction. • TargetCo will face risks relating to the custody of its digital assets. If TargetCo or its third - party service providers experience a security breach or cyberattack and unauthorized parties obtain access to its private keys, or if its private keys are lost or destroyed, or other similar circumstances or events occur, TargetCo may lose some or all of its digital assets and its financial condition and results of operations could be materially adversely affected. • The irreversibility of digital asset transactions exposes TargetCo to risks of theft, loss and human error, which could negatively impact our business. • Following the launch of TargetCo’s proposed digital asset treasury strategy, TargetCo will operate in a highly competitive environment and will compete against other companies and other entities with similar strategies, including companies with significant holdings in Solana and other digital assets, and TargetCo’s business, operating results, and financial condition may be adversely affected if it is unable to compete effectively. • Solana faces unique technical, governance and concentration risks that could materially affect its long - term viability. • Solana validators are relatively small in number, compared other leading blockchains, which may lead to coordinated censorship. • Solana is subject to technological obsolescence, including competition from emerging blockchain and artificial intelligence protocols. • TargetCo may be subject to additional tax liability if regulation or policy changes adversely affect the tax treatment of rewards from staking Solana tokens. • The Solana blockchain experiences a high number of “spam” transactions which can cause periods of congestion or outages, or make it difficult for users to have their transactions processed. • A high percentage of Solana validators rely on software provided by Jito Labs, a third party unaffiliated with Solana Labs. If Jito Labs were to stop maintaining such software or if such software failed to function properly, it could have an adverse effect on the Solana blockchain and value of Solana tokens. • A cyberattack or other malicious attack on the Solana blockchain could have a material impact on the value of Solana tokens held by TargetCo. • The emergence or growth of other digital assets, including those with significant private or public sector backing, including by governments, consortiums or financial institutions, could have a negative impact on the price of Solana tokens and adversely affect TargetCo’s securities. Risks Related to the PIPE • The benefits of the proposed PIPE and associated transactions may not be realized to the extent currently anticipated, or at all. The ability to recognize any such benefits may be affected by, among other things, competition, the ability of TargetCo and its management to successfully execute on the digital asset treasury strategy, maintain relationships and retain its management and key employees. • Securities issued in the proposed PIPE will be restricted securities and will not be registered upon issuance and therefore will be subject to securities law restrictions on transferability until such time as the resale of such securities is registered under the Securities Act or an exemption from the registration requirements of the Securities Act is available. • TargetCo’s stockholders will experience significant dilution as a result of the proposed PIPE. The number of shares TargetCo plans to sell in the proposed PIPE Financing is significant in relation to the number of outstanding shares of its common stock. • TargetCo may become obligated to pay liquidated damages if it fails to file, obtain effectiveness and maintain effectiveness of the resale registration statement in accordance with the terms of the Securities Purchase Agreement and the form of Registration Rights Agreement related to the proposed PIPE. • Some of TargetCo’s existing and proposed directors, executive officers and principal stockholders may have interests in the proposed PIPE that are different from yours. • Stockholders will experience substantial dilution if outstanding warrants or pre - funded warrants are exercised for shares common stock. • TargetCo will incur significant transaction costs in connection with the proposed transactions, which could be higher than currently anticipated.